CREDIT SUISSE TRUST
Commodity Return Strategy Portfolio
(the “portfolio”)

Supplement dated October 28, 2021
to the Prospectus and Summary Prospectus, each dated May 1, 2021

Effective immediately, John Calvaruso will join Christopher Burton as a portfolio manager of the portfolio. Accordingly, the portfolio’s Prospectus and Summary Prospectus are updated as set out below.

Effective immediately, the section of the Prospectus entitled “Portfolio Summary — Management — Portfolio manager” and the section of the Summary Prospectus entitled “Management — Portfolio manager” are deleted in their entirety and replaced with the following:

The Credit Suisse Commodities Management Team is responsible for the day-to-day management of the fund. Christopher Burton, Senior Portfolio Manager and Managing Director, and John Calvaruso, Portfolio Manager and Director, are the portfolio managers of the team and have been managing the portfolio since  2005 and 2021, respectively.

Effective immediately, the section of the Prospectus entitled “Meet the Managers” is deleted in its entirety and replaced with the following:

The Credit Suisse Commodities Portfolio Management Team (the “Commodities Team”) is responsible for the day-to-day management of the portfolio.  Christopher Burton and John Calvaruso are the portfolio managers of the team sharing in the day-to-day responsibilities of portfolio management including commodities exposure, portfolio construction and risk management of the portfolio.

Christopher Burton, Managing Director, is a Portfolio Manager and trader specializing in derivatives. He has been a member of the Commodities Team since 2005. Mr. Burton earned a B.S. in Economics with concentrations in Finance and Accounting from the University of Pennsylvania’s Wharton School of Business.  Mr. Burton is a CFA charter holder.

John Calvaruso, Director, is a Portfolio Manager and Trader specializing in derivatives.  He has been a member of the Commodities Team since 2021.  Mr. Calvaruso earned a B.S. in Finance and Accounting from the Leonard N. Stern School of Business at New York University.  Mr. Calvaruso is a CFA Charterholder.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the portfolio.

Job titles indicate position with the investment manager.

Shareholders should retain this supplement for future reference.

October 28, 2021	16-1021 TRCRS-PRO TRCRS-SUMPRO 2021-009

CREDIT SUISSE TRUST
Commodity Return Strategy Portfolio
(the “Portfolio”)

Supplement dated October 28, 2021
to the Statement of Additional Information dated May 1, 2021

Effective immediately, John Calvaruso will join Christopher Burton as a portfolio manager of the Portfolio.

As a result of such additions, effective immediately, the following changes are made to the Portfolio’s Statement of Additional Information:

The information in the table in the section entitled “Management of the Trust — Portfolio Managers — Portfolio Managers’ Ownership of Securities” is hereby deleted in its entirety and replaced with the following:

As reported to the Portfolio, as of December 31, 2020, Mr. Burton had no beneficial ownership of shares in the Portfolio, and as of October 28, 2021, Mr. Calvaruso had no beneficial ownership of shares in the Portfolio.  The portfolio managers have no direct investments in the Trust because Portfolio shares cannot be purchased directly but are only available through variable life and annuity contracts or through certain qualified employee benefit plans.

The information in the table in the section entitled “Management of the Trust — Portfolio Managers — Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed” is hereby deleted in its entirety and replaced with the following:

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed.

As reported to the Funds, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager and the total assets managed within each category as of October 26, 2021.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund	Name of Portfolio Manager(s)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Commodity Return Strategy Portfolio	Christopher Burton*	5	$4,002.2 million	7	$1,479.7 million	4	$2,193.3 million

	John Calvaruso*	5	$4,002.2 million	7	$1,479.7 million	4	$2,193.3 million

*                 As of October 26, 2021, Messrs. Burton and Calvaruso managed 2 accounts which had assets under management of $101.5 million, and which have additional fees based on the performance of the accounts.

Shareholders should retain this supplement for future reference.